                                                                    EXHIBIT 99.7

CASE NAME:     KEVCO MANUFACTURING, LP                             ACCRUAL BASIS

CASE NUMBER:   401-40784-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001
                                      ------------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                   TREASURER
---------------------------------------         ---------------------------
Original Signature of Responsible Party                    Title

WILFORD W. SIMPSON                                    OCTOBER 29, 2001
---------------------------------------         ---------------------------
Printed Name of Responsible Party                           Date


PREPARER:

/s/ Dennis S. Faulkner                              DEBTOR'S ACCOUNTANT
---------------------------------------         ---------------------------
Original Signature of Preparer                             Title

DENNIS S. FAULKNER                                   OCTOBER 29, 2001
---------------------------------------         ---------------------------
Printed Name of Preparer                                    Date

CASE NAME:     KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 1

CASE NUMBER:   401-40784-BJH-11

COMPARATIVE BALANCE SHEET

                                                      SCHEDULED              MONTH                 MONTH                 MONTH
ASSETS                                                  AMOUNT               JUL-01                AUG-01                SEP-01
------                                                ---------              ------                ------                ------
1.     Unrestricted Cash (FOOTNOTE)                       41,683              153,739               150,505               150,202
2.     Restricted Cash
3.     Total Cash                                         41,683              153,739               150,505               150,202
4.     Accounts Receivable (Net) (FOOTNOTE)            7,974,696                    0                     0                     0
5.     Inventory (FOOTNOTE)                           14,793,828                    0                     0                     0
6.     Notes Receivable
7.     Prepaid Expenses                                  196,584                    0                     0                     0
8.     Other (Attach List)                                     0                    0                     0                     0
9.     Total Current Assets                           23,006,791              153,739               150,505               150,202
10.    Property, Plant & Equip. (FOOTNOTE)            32,082,187            2,220,574             2,220,574             2,220,574
11.    Less: Accumulated Depreciation                 (7,696,543)            (250,320)             (250,320)             (250,320)
12.    Net Property, Plant & Equipment                24,385,644            1,970,254             1,970,254             1,970,254
13.    Due From Insiders
14.    Other Assets - Net of Amortization
       (Attach List)                                   8,369,096                    0                     0                     0
15.    Other (Attach List)                            13,541,943           45,814,902            45,590,669            45,496,169
16.    Total Assets                                   69,303,474           47,938,895            47,711,428            47,616,625

POST PETITION LIABILITIES

17.    Accounts Payable
18.    Taxes Payable (FOOTNOTE)                                                26,492                26,492                26,492
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List)                                                    131,387               131,387               131,387
23.    Total Post Petition Liabilities                                        157,879               157,879               157,879

PRE PETITION LIABILITIES

24.    Secured Debt (FOOTNOTE)                        75,885,064           15,071,491            14,930,296            15,365,448
25.    Priority Debt (FOOTNOTE)                        1,383,756
26.    Unsecured Debt (FOOTNOTE)                       5,139,545            2,883,206             2,883,206             2,733,206
27.    Other (Attach List)                           197,008,999          197,951,008           197,951,008           197,951,008
28.    Total Pre Petition Liabilities                279,417,364          215,905,705           215,764,510           216,049,662
29.    Total Liabilities                             279,417,364          216,063,584           215,922,389           216,207,541

EQUITY

30.    Pre Petition Owners' Equity                                       (210,107,292)         (210,107,292)         (210,107,292)
31.    Post Petition Cumulative Profit Or (Loss)                          (18,705,507)          (18,932,974)          (18,877,777)
32.    Direct Charges To Equity (Attach
       Explanation FOOTNOTE)                                               60,688,110            60,829,305            60,394,153
33.    Total Equity                                                      (168,124,689)         (168,210,961)         (168,590,916)
34.    Total Liabilities and Equity                                        47,938,895            47,711,428            47,616,625

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP                           SUPPLEMENT TO

CASE NUMBER:   401-40784-BJH-11                                ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                    SCHEDULED        MONTH          MONTH           MONTH
ASSETS                                               AMOUNT          JUL-01         AUG-01          SEP-01
------                                              ---------        ------         ------          ------
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                 0               0              0               0

A.      Goodwill: Consolidated
        Forest Products (FOOTNOTE)                   8,369,096               0              0               0
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                               8,369,096               0              0               0

A.      Intercompany Receivables
        (FOOTNOTE)                                  13,541,943      45,814,902     45,590,669      45,496,169
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                       13,541,943      45,814,902     45,590,669      45,496,169

POST PETITION LIABILITIES

A.      Accrued Liabilities (FOOTNOTE)                                 131,387        131,387         131,387
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                  131,387        131,387         131,387

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)                68,508,999      69,451,008     69,451,008      69,451,008
B.      10 3/8% Senior Sub. Notes                  105,000,000     105,000,000    105,000,000     105,000,000
C.      Sr. Sub. Exchangeable Notes                 23,500,000      23,500,000     23,500,000      23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                              197,008,999     197,951,008    197,951,008     197,951,008

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 2

CASE NUMBER:    401-40784-BJH-11

INCOME STATEMENT

                                              MONTH            MONTH          MONTH        QUARTER
REVENUES                                      JUL-01           AUG-01         SEP-01        TOTAL
--------                                      ------           ------         ------       -------
1.   Gross Revenues                                0                0              0             0
2.   Less: Returns & Discounts                                                                   0
3.   Net Revenue                                   0                0              0             0

COST OF GOODS SOLD

4.   Material                                                                                    0
5.   Direct Labor                                                                                0
6.   Direct Overhead                            (393)               0          1,823         1,430
7.   Total Cost of Goods Sold                   (393)               0          1,823         1,430
8.   Gross Profit                                393                0         (1,823)       (1,430)

OPERATING EXPENSES

9.   Officer / Insider Compensation           40,500                0         93,078       133,578
10.  Selling & Marketing                                                                         0
11.  General & Administrative                  2,320            3,282            300         5,902
12.  Rent & Lease                                  0                                             0
13.  Other (Attach List)                      16,267            1,148         15,939        33,354
14.  Total Operating Expenses                 59,087            4,430        109,317       172,834
15.  Income Before Non-Operating
     Income & Expense                        (58,694)          (4,430)      (111,140)     (174,264)

OTHER INCOME & EXPENSES

16.  Non-Operating (Income) (Att List)      (197,204)          (3,087)      (166,337)     (366,628)
17.  Non-Operating Expense (Att List)              0          226,124              0       226,124
18.  Interest Expense                                                                            0
19.  Depreciation / Depletion                                                                    0
20.  Amortization                                                                                0
21.  Other (Attach List)                                                                         0
22.  Net Other Income & (Expenses)           197,204         (223,037)       166,337       140,504

REORGANIZATION EXPENSES

23.  Professional Fees                                                                           0
24.  U.S. Trustee Fees                                                                           0
25.  Other (Attach List)                                                                         0
26.  Total Reorganization Expenses                 0                0              0             0
27.  Income Tax                                                                                  0
28.  Net Profit (Loss)                       138,510         (227,467)        55,197       (33,760)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP                         SUPPLEMENT TO

CASE NUMBER:   401-40784-BJH-11                              ACCRUAL BASIS - 2


INCOME STATEMENT

                                                    MONTH             MONTH            MONTH            QUARTER
OPERATING EXPENSES                                  JUL-01            AUG-01           SEP-01            TOTAL
------------------                                  ------            ------           ------           -------
A.    Payroll & Employee Benefits                   11,684             1,085                             12,769
B.    Insurance Expense                                278                             17,193            17,471
C.    Utilities and Telephone                        2,248                63           (1,254)            1,057
D.    Taxes                                          2,057                                                2,057
E.                                                                                                            0

    TOTAL OTHER OPERATING
      EXPENSES - LINE 13                            16,267             1,148           15,939            33,354

OTHER INCOME & EXPENSES

A.    Income Statement Adjustments
      (FOOTNOTE)                                  (197,204)                          (166,337)         (363,541)
B.    Gain on sale of assets                                          (2,885)                            (2,885)
C.    Interest Income                                                   (202)                              (202)

  TOTAL NON-OPERATING INCOME -
            LINE 16                               (197,204)           (3,087)        (166,337)         (366,628)

A.    Income Statement Adjustments
      (FOOTNOTE)                                   226,124                            226,124
B.                                                                                                            0
C.                                                                                                            0
D.

      TOTAL NON-OPERATING
       EXPENSE - LINE 17                                 0           226,124                0           226,124


REORGANIZATION EXPENSES

A.                                                                                                            0
B.                                                                                                            0
C.                                                                                                            0
D.                                                                                                            0
E.                                                                                                            0

TOTAL OTHER REORGANIZATION
     EXPENSES - LINE 25                                  0                 0                0                 0

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 3

CASE NUMBER:     401-40784-BJH-11

CASH RECEIPTS AND                          MONTH              MONTH               MONTH                QUARTER
DISBURSEMENTS                              JUL-01             AUG-01              SEP-01                TOTAL
-------------                              ------             ------              ------               -------
1.   Cash - Beginning Of Month             SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING LP           SUPPLEMENT TO ACCRUAL BASIS -3
                                                 SEPTEMBER, 2001
CASE NUMBER:    401-40784-BJH-11                 CASH RECEIPTS AND DISBURSEMENTS

                                                   DIST LP       MFG          MGMT    HOLDING    COMP    KEVCO INC      TOTAL
                                                   -------       ---          ----    -------    ----    ---------      -----

 1    CASH-BEGINNING OF MONTH                           --     150,505     3,618,707       --       --       1,000     3,770,212

  RECEIPTS FROM OPERATIONS
 2    CASH SALES                                        --          --                                                        --
  COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                      --          --                                                        --
 4    POST PETITION                                                 --                                                        --

 5    TOTAL OPERATING RECEIPTS                          --          --            --       --       --          --            --

  NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                              --                                                        --
 7    SALE OF ASSETS                               100,000          --                                                   100,000
 8    OTHER                                         36,713      28,468        46,412       --   23,268          --       134,861
      INTERCOMPANY TRANSFERS                      (127,561)     42,440       108,389       --  (23,268)                       --
             SALE EXPENSE REIMBURSEMENT
             INCOME TAX REFUND                                                                  23,268
             RENT
             PAYROLL TAX ADVANCE RETURNED MISC.     36,713                    37,857                --
             INTEREST INCOME                                                   8,555

 9    TOTAL NON OPERATING RECEIPTS                   9,152      70,908       154,801       --       --          --       234,861

10    TOTAL RECEIPTS                                 9,152      70,908       154,801       --       --          --       234,861

11    CASH AVAILABLE                                 9,152     221,413     3,773,508       --       --       1,000     4,005,073

  OPERATING DISBURSEMENTS
12    NET PAYROLL                                                             18,582                                      18,582
13    PAYROLL TAXES PAID                                            --         6,780                                       6,780
14    SALES, USE & OTHER TAXES PAID                  2,870          --                                                     2,870
15    SECURED/RENTAL/LEASES                                         --         5,002                                       5,002
16    UTILITIES                                        262          --         2,690                                       2,952
17    INSURANCE                                                     --       112,200                                     112,200
18    INVENTORY PURCHASES                                           --                                                        --
19    VEHICLE EXPENSE                                               --                                                        --
20    TRAVEL                                                        --                                                        --
21    ENTERTAINMENT                                                 --                                                        --
22    REPAIRS & MAINTENANCE                          2,656          --                                                     2,656
23    SUPPLIES                                                      --                                                        --
24    ADVERTISING                                                                                                             --
25    OTHER                                          3,364      71,211        99,384       --       --          --       173,959
               LOAN PAYMENTS                                        --                                                        --
               FREIGHT                                 959          --         1,165                                       2,124
               CONTRACT LABOR                                       --        96,405                                      96,405
               401 K PAYMENTS                                       --                                                        --
               PAYROLL TAX ADVANCE ADP                                                                                        --
               WAGE GARNISHMENTS                                                                                              --
               MISC.                                 2,405      71,211         1,814                                      75,430

26    TOTAL OPERATING DISBURSEMENTS                  9,152      71,211       244,638       --       --          --       325,001

  REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                             --        11,217                                      11,217
28    US TRUSTEE FEES                                               --                                                        --
29    OTHER                                                                                                                   --
30    TOTAL REORGANIZATION EXPENSE                      --          --        11,217       --       --          --        11,217

31    TOTAL DISBURSEMENTS                            9,152      71,211       255,855       --       --          --       336,218

32    NET CASH FLOW                                     --        (303)     (101,054)      --       --          --      (101,357)

33    CASH- END OF MONTH                                --     150,202     3,517,653       --       --       1,000     3,668,855

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 4

CASE NUMBER:     401-40784-BJH-11

                                                SCHEDULED           MONTH           MONTH          MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT             JUL-01          AUG-01         SEP-01
-------------------------                       ---------           ------          ------         ------
1.   0 - 30                                                              0               0              0
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                  7,974,696                0               0              0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                  7,974,696                0               0              0

AGING OF POST PETITION                                    MONTH:  SEPTEMBER-01
TAXES AND PAYABLES                                              ----------------

                               0 - 30          31 - 60         61 - 90       91 +
TAXES PAYABLE                   DAYS            DAYS            DAYS         DAYS       TOTAL
-------------                  ------          -------         -------       ----       -----
1.   Federal                                                                                 -
2.   State                      5,000                                                    5,000
3.   Local                                                                                   -
4.   Other (See Below)         21,492                                                   21,492
5.   Total Taxes Payable       26,492                0               0          0       26,492
6.   Accounts Payable               0                                                        0

                                                          MONTH:  SEPTEMBER-01
                                                                ----------------


STATUS OF POST PETITION TAXES

                                                                  AMOUNT
                                            BEGINNING TAX     WITHHELD AND/OR                      ENDING TAX
FEDERAL                                       LIABILITY*          ACCRUED        (AMOUNT PAID)     LIABILITY
-------                                     -------------     ---------------    -------------     ----------

1.   Withholding **                                                                                         0
2.   FICA - Employee **                                                                                     0
3.   FICA - Employer **                                                                                     0
4.   Unemployment                                                                                           0
5.   Income                                                                                                 0
6.   Other (Attach List)                                                                                    0
7.   Total Federal Taxes                                 0                  0                0              0

STATE AND LOCAL

8.   Withholding                                                                             0              0
9.   Sales (FOOTNOTE)                                5,000                                   0          5,000
10.  Excise                                                                                                 0
11.  Unemployment                                                                            0              0
12.  Real Property                                                                                          0
13.  Personal Property (FOOTNOTE)                   21,492                                   0         21,492
14.  Other (Attach List)                                                                                    0
15.  Total State And Local                          26,492                  0                0         26,492
16.  Total Taxes                                    26,492                  0                0         26,492

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 5

CASE NUMBER:      401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,

                                                       MONTH:   SEPTEMBER-01
                                                              ----------------

BANK RECONCILIATIONS                         Account # 1          Account # 2
--------------------                         -----------          -----------
A.    BANK:                                  Summit Bank          Summit Bank        Other Accounts
B.    ACCOUNT NUMBER:                         1-0138099            1-0137836         (Attach List)            TOTAL
C.    PURPOSE (TYPE):                         Depository          Depository
1.    Balance Per Bank Statement                   5,000             145,505                   --             150,505
2.    Add: Total Deposits Not Credited
3.    Subtract: Outstanding Checks                                                                                 --
4.    Other Reconciling Items                                           (303)                                    (303)
5.    Month End Balance Per Books                  5,000             145,202                   --             150,202
6.    Number of Last Check Written               N/A                  N/A

INVESTMENT ACCOUNTS

                                            DATE OF        TYPE OF
BANK, ACCOUNT NAME & NUMBER                PURCHASE      INSTRUMENT     PURCHASE PRICE       CURRENT VALUE
---------------------------                ---------     ----------     --------------       -------------
7.
8.
9.
10.   (Attach List)
11.   Total Investments

CASH

12.   Currency On Hand
      Reclass to Accounts Payable
13.   Total Cash - End of Month                                                                     150,202

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO MANUFACTURING, LP                    ACCRUAL BASIS - 6

CASE NUMBER:       401-40784-BJH-11
                                                        MONTH:  SEPTEMBER-01
                                                              ----------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                   TYPE OF                    AMOUNT               TOTAL PAID
                  NAME                             PAYMENT                     PAID                 TO DATE
                  ----                             -------                    ------               ----------
1.       Lee Denham                        Payroll/severance                                          134,620
2.       Lee Denham                        Expense Reimb.                                                 254
3.       Jim Connors                       Consulting fees and expenses       12,078                  114,975
4.       Jim Connors                       Division Sale Bonuses              81,000                  112,500
5.       (Attach List)
6.       Total Payments To Insiders                                           93,078                  362,349

                                 PROFESSIONALS

                                              DATE OF
                                            COURT ORDER                                                       TOTAL
                                            AUTHORIZING         AMOUNT        AMOUNT       TOTAL PAID        INCURRED
                     NAME                     PAYMENT          APPROVED        PAID          TO DATE        & UNPAID*
                     ----                   -----------        --------       ------       ----------       ----------
1.       Gordion Group                         03/20/01         301,398                       301,398
2.
3.
4.
5.       (Attach List)
6.       Total Payments To Professionals                        301,398           0           301,398               0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                             SCHEDULED         AMOUNTS
                                              MONTHLY           PAID             TOTAL
                                             PAYMENTS          DURING         UNPAID POST
            NAME OF CREDITOR                   DUE              MONTH          PETITION
            ----------------                 ---------         --------       -----------
1.       Bank of America                        N/A                           $ 15,365,448
2.       Status of Leases Payable                                                 None
3.
4.
5.       (Attach List)
6.       TOTAL                               $      --         $     --       $ 15,365,448

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANUFACTURING, LP                     ACCRUAL BASIS - 7

CASE NUMBER:      401-40784-BJH-11                       MONTH:  SEPTEMBER-01
                                                               ----------------
QUESTIONNAIRE

                                                                                             YES            NO
                                                                                             ---            --
1.        Have any Assets been sold or transferred outside the normal course of
          business this reporting period?                                                                    X

2.        Have any funds been disbursed from any account other than a debtor in
          possession account?                                                                                X

3.        Are any Post Petition Receivables (accounts, notes, or loans) due from
          related parties?                                                                    X

4.        Have any payments been made on Pre Petition Liabilities this reporting
          period?                                                                                            X

5.        Have any Post Petition Loans been received by the debtor from any party?                           X

6.        Are any Post Petition Payroll Taxes past due?                                                      X

7.        Are any Post Petition State or Federal Income Taxes past due?                                      X

8.        Are any Post Petition Real Estate Taxes past due?                                                  X

9.        Are any other Post Petition Taxes past due?                                                        X

10.       Are any amounts owed to Post Petition creditors delinquent?                                        X

11.       Have any Pre Petition Taxes been paid during the reporting period?                                 X

12.       Are any wage payments past due?                                                                    X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                             YES            NO
                                                                                             ---            --
1.        Are Worker's Compensation, General Liability and other necessary
          insurance coverages in effect?                                                     X

2.        Are all premium payments paid current?                                             X

3.        Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

                                                                                       PAYMENT AMOUNT &
 TYPE OF POLICY                 CARRIER                    PERIOD COVERED                 FREQUENCY
 --------------                 -------                    --------------            --------------------
Property                  Lexington, Allianz               5/29/00-3/1/02            Semi-Annual $ 26,485
Group Health              Blue Cross/Blue Shield         Terminated 8/1/01                            N/A
Auto                      Liberty Mutual                   9/1/00-3/1/02             Semi-Annual    3,333
General Liability         Liberty Mutual                   9/1/00-3/1/02             Semi-Annual   64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP              FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40784-BJH-11                        ACCRUAL BASIS

                                                  MONTH:  SEPTEMBER 30, 2001
                                                        ----------------------

DUAL
BASIS
FORM
NUMBER           LINE NUMBER               FOOTNOTE/EXPLANATION
------           -----------               --------------------
1                    1                     Pursuant to the February 12, 2001 Order (1) Authorizing Continued
3                    1                     Use of Existing Forms and Records; (2) Authorizing Maintenance of
                                           Existing Corporate Bank Accounts and Cash Management System; and
                                           (3) Extending Time to Comply with 11 U.S.C. Section 345 Investment
                                           Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of,
                                           Kevco Management Co. (co-debtor, Case No. 401-40788-BJH-11).
                                           Accordingly, all cash receipts and disbursements flow through Kevco
                                           Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3.

1                    4,5                   Pursuant to Asset Purchase Agreements approved by the Court (see prior
1                   10,14A                 Monthly Operating Reports for details), Debtor has sold most of its assets.

1                    15A                   Intercompany receivables/payables are from/to co-debtors Kevco Management Co.
1                    27A                   (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11),
7                    3                     Kevco Holding, Inc. (Case No. 401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                                           401-40787-BJH-11), Kevco GP, Inc. (Case No. 401-40786-BJH-11), Kevco Components,
                                           Inc. (Case No. 401-40790-BJH-11), and Kevco, Inc. (Case No. 401-40783-BJH-11).

1                    18                    Sales and property tax owing are accruals only and not yet due.
4                   9, 13

1                    22A                   The Debtor records on its books accruals for certain liabilities based on historical estimates. While the known creditors were listed on the Debtor's
                                           Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued
                                           Liabilities."

1                    25                    Pursuant to Order dated February 12, 2001 and Supplemental Order dated March 14,
                                           2001, debtors were authorized to pay pre-petition taxes, salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

1                    24                    The direct charges to equity are due to secured debt reductions pursuant to
1                    32                    asset sales by Debtor and its co-debtors as well as direct cash payments. The secured debt owed to Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11)
                                           has been guaranteed by all of its co-debtors (see Footnote 1,15A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

1                    24                    In September, Liberty Mutual, Debtor's Workman's Compensation carrier, drew
                                           $300,000 on a letter of credit issued during 2000 as reflected on the financial statements of Kevco Management, Inc.

2                 16A, 17A                 During this quarter, expense accruals made at the beginning of the year were reversed as the liabilities will not be incurred as estimated.  The Income
                                           Statement adjustments were made in order to more accurately reflect Debtor's expenses.